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                                                                   EXHIBIT 10.65

                                                                  EXECUTION COPY

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                           COLLATERAL AGENCY AGREEMENT
                           dated as of March 19, 2003


                                  by and among

                               HEXCEL CORPORATION


                                  HSBC BANK USA
                           as Joint Collateral Agent,

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   as Trustee

                                       and

                     THE REPRESENTATIVES OF PARITY LIEN DEBT
                         FROM TIME TO TIME PARTY HERETO

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                                TABLE OF CONTENTS

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ARTICLE 1. DEFINITIONS; PRINCIPLES OF CONSTRUCTION..................................1

   Section 1.1    Definitions.......................................................1
   Section 1.2    Principles of Construction........................................2

ARTICLE 2. JOINT COLLATERAL AGENT; RELATIONS AMONG SECURED PARTIES..................2

   Section 2.1    Appointment of Joint Collateral Agent; Powers and Immunities......2
   Section 2.2    Reliance by Joint Collateral Agent................................3
   Section 2.3    Documents and Communications......................................3
   Section 2.4    Events of Default.................................................3
   Section 2.5    Actions by Joint Collateral Agent.................................4
   Section 2.6    Resignation or Removal of Joint Collateral Agent..................4
   Section 2.7    Authorization; Release of Liens, Amendment........................5

ARTICLE 3. ADMINISTRATION OF THE COLLATERAL.........................................6

ARTICLE 4. APPLICATION OF PROCEEDS..................................................7

ARTICLE 5. PARITY LIENS.............................................................8

ARTICLE 6. JOINDER..................................................................8

ARTICLE 7. MISCELLANEOUS............................................................8

   Section 7.1    Successors and Assigns............................................8
   Section 7.2    Delay and Waiver..................................................8
   Section 7.3    Costs and Expenses; Indemnity.....................................8
   Section 7.4    Notices...........................................................9
   Section 7.5    Headings.........................................................10
   Section 7.6    Counterparts.....................................................10
   Section 7.7    Governing Law....................................................10
   Section 7.8    Consent to Jurisdiction..........................................10
   Section 7.9    Waiver of Jury Trial.............................................10
   Section 7.10   Entire Agreement.................................................10
   Section 7.11   Severability.....................................................11
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                           COLLATERAL AGENCY AGREEMENT

          This COLLATERAL AGENCY AGREEMENT, dated as of March 19, 2003 (this "AGREEMENT"), is by and among HEXCEL CORPORATION, a Delaware corporation (the "COMPANY"), HSBC Bank USA, as Joint Collateral Agent (as defined in SECTION 2(a) hereof), Wells Fargo Bank Minnesota, National Association as Trustee (the "TRUSTEE"), for the benefit of the holders of the Notes under the Indenture (as defined below) and the representatives of the holders of Parity Lien Debt who become a party hereto in accordance with Section 6 hereof (each a "PARITY REPRESENTATIVE").

                                    RECITALS

          WHEREAS, pursuant to the Indenture, dated as of March 19, 2003 (as the same may be amended, modified or supplemented from time to time, the "INDENTURE"), by and between the Company and the Trustee, contemporaneously herewith the Company will issue $125,000,000 of it 9.875% Senior Secured Notes due 2008;

          WHEREAS, pursuant to the Indenture, the Company may, subject to the requirements thereof, designate additional obligations as Parity Lien Debt; and

          WHEREAS, the execution and delivery of this Agreement is a condition precedent to the issuance of the Notes under the Indenture;

          NOW THEREFORE, in consideration of the premises, covenants and agreements as herein set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

                                   ARTICLE 1.
                     DEFINITIONS; PRINCIPLES OF CONSTRUCTION

     Section 1.1 DEFINITIONS. Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the meanings given in the Indenture. As used herein, the following terms shall have the following meanings:

          "Controlling Representative" means the Representative or Representatives representing a majority by principal amount of all Secured Debt.

          "Credit Documents" the Indenture, each indenture or other agreement governing any Parity Lien Debt, the New Senior Credit Facility, the credit agreement (or similar agreement) governing any other Qualified Credit Facility and shall include all guarantees of any of the foregoing.

          "Intercreditor Agreement" means the Intercreditor & Agency Agreement dated the date hereof among the Joint Collateral Agent, the Trustee, Fleet Capital Corporation as the

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Administrative Agent for the lenders and Fleet Capital Corporation as
Intercreditor Agent and Security Trustee (as such agreement may be amended, modified, supplemented or restated)

          "Joinder Agreement" an agreement in substantially the form of Exhibit A hereto.

          "Representatives" means the Trustee and each Parity Lien
Representative.

          "Secured Debt" means the Notes and any Parity Lien Debt.

          "Secured Obligations" means Note Obligations, any Parity Lien Obligations and all obligations hereunder or under any other Security Document (including, without limitation, any guarantees of any of the foregoing).

          "Secured Parties" means the Joint Collateral Agent, the Trustee, the holders from time to time of the Notes, each Parity Lien Representative and each holder from time to time of Parity Lien Debt.

     Section 1.2 PRINCIPLES OF CONSTRUCTION. Except as otherwise expressly provided herein, the principles of construction set forth in Section 1.04 of the Indenture shall apply to this Agreement.

                                   ARTICLE 2.
             JOINT COLLATERAL AGENT; RELATIONS AMONG SECURED PARTIES

     Section 2.1    APPOINTMENT OF JOINT COLLATERAL AGENT; POWERS AND
IMMUNITIES.

             (a) Each of the Trustee, on behalf of itself and the holders of the Notes, and each Parity Lien Representative that becomes a party hereto by executing a Joinder Agreement, on behalf of itself and the holders of all Parity Lien Debt, on the terms and conditions hereof, hereby irrevocably appoints and authorizes HSBC Bank USA (together with its successors and assigns in such capacity, the "JOINT COLLATERAL AGENT") to act as its agent hereunder and under the Security Documents and the Intercreditor Agreement, with such powers as are expressly delegated to the Joint Collateral Agent by the terms of this Agreement, the Security Documents and the Intercreditor Agreement and the Company hereby confirms its grant of a security interest in the Collateral on the terms and conditions set forth in the Security Documents in favor of the Joint Collateral Agent acting as agent for the Secured Parties under the Security Documents. Without limiting the generality of the foregoing, the Joint Collateral Agent shall, subject to the terms hereof, of the Security Documents and the Intercreditor Agreement: (i) receive the grant of the security interests under the Security Documents, (ii) hold, manage, receive, endorse and collect on any Collateral, (iii) take all lawful and commercially reasonable actions that the Joint Collateral Agent may deem necessary or advisable to protect or preserve the Collateral or the security interest of the Joint Collateral Agent therein, (iv) deliver and receive notices pursuant to the Security Documents and the Intercreditor Agreement, (v) sell, assign, foreclose on, institute legal proceedings with respect to, or otherwise exercise the rights and remedies of a secured party with respect to the Collateral, (vi) release or terminate the security interests as provided herein and (vii) enter into the Intercreditor Agreement. The Joint Collateral Agent shall not have any duties or responsibilities except those expressly set forth in (or incorporated by reference in) this Agreement, the Security Documents or the Intercreditor Agreement. The execution of this

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Agreement by the Joint Collateral Agent shall be deemed an acceptance by the
Joint Collateral Agent of the appointment made under this SECTION 2.1 and an agreement to act as agent on behalf of each of the other Secured Parties.

             (b) Notwithstanding anything to the contrary contained herein, the Joint Collateral Agent shall not be required to take any action (i) which is contrary to this Agreement, the Security Documents or the Intercreditor Agreement or (ii) which is contrary to applicable law.

             (c) The Joint Collateral Agent shall be entitled to advice of counsel and other professionals concerning all matters of trust and its duty hereunder, but the Joint Collateral Agent shall not be answerable for the professional malpractice of any attorney-at-law or certified public accountant or for the acts or omissions of any other professional in connection with the rendering of professional advice in accordance with the terms of this Agreement, if such attorney-at-law, certified public accountant or other professional was selected by the Joint Collateral Agent with due care and in good faith. The Joint Collateral Agent may employ agents and attorneys-in-fact, and may appoint sub-agents or co-collateral agents, and shall not be responsible for the acts or omissions of any of such agents or attorneys-in-fact selected by it with due care and in good faith.

             (d) The Joint Collateral Agent shall not be responsible for any action taken or omitted to be taken by it hereunder or under any Security Document, except for its own gross negligence or willful misconduct.

     Section 2.2 RELIANCE BY JOINT COLLATERAL AGENT. The Joint Collateral Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, telecopy or telex) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons and need not investigate any fact or matter stated in any such document. The Joint Collateral Agent shall be entitled to rely upon any judicial order or judgment, upon any advice or statements of legal counsel, independent consultants and other experts selected by it with due care and in good faith or upon any certification, instruction, notice or other writing delivered to it by the Company in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof. The Joint Collateral Agent may act in reliance upon any such instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

     Section 2.3 DOCUMENTS AND COMMUNICATIONS. The Joint Collateral Agent shall also promptly forward to each Representative a copy of each document, notice, certificate, instruction or other communication received by the Joint Collateral Agent from any Obligor or any other Representative.

     Section 2.4    EVENTS OF DEFAULT.

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             (a)    The Joint Collateral Agent shall not be deemed to have
knowledge or notice of the occurrence of a Default or an Event of Default unless
(i) the Joint Collateral Agent has received notice from a Representative or a Obligor referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "Notice of Default", or (ii) the Joint Collateral Agent otherwise has actual knowledge of the occurrence of a Default or an Event of Default.

             (b) If the Joint Collateral Agent receives notice from a Representative or an Obligor of the occurrence of a Default or an Event of Default, the Joint Collateral Agent shall give prompt written notice thereof to each of the other Representatives and the Company, as applicable.

             (c) If the Joint Collateral Agent otherwise obtains actual knowledge of the occurrence of a Default or an Event of Default, the Joint Collateral Agent shall provide prompt written notice thereof to the Representatives and the Company.

             (d) The Joint Collateral Agent shall take such action with respect to a Default or an Event of Default as directed by the holders of a majority by principal amount of the Notes and any Parity Lien Debt voting as a single class; PROVIDED that, unless and until the Joint Collateral Agent shall have received such direction, the Joint Collateral Agent may take but shall have no obligation to take, or refrain from taking, such action with respect to such Default or Event of Default as it shall deem advisable and in the best interest of the Secured Parties. The Joint Collateral Agent may rely on the written certification of the Trustee and any Parity Lien Representative with respect to any such vote.

     Section 2.5    ACTIONS BY JOINT COLLATERAL AGENT.

             (a) As to any matters not expressly provided for by this Agreement, the Security Documents or the Intercreditor Agreement, the Joint Collateral Agent shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon the instructions of the holders of a majority by principal amount of the Notes and any Parity Lien Debt voting as a single class and shall in all such cases be fully protected, subject to Section 2.1(d) hereof, in acting, or in refraining from acting, in accordance with such instructions of such holders, and any action taken or failure to act pursuant thereto shall be binding on all of the Secured Parties. The Joint Collateral Agent may rely on the written certification of the Trustee and any Parity Lien Representative with respect to any such vote.

             Notwithstanding any other provisions herein, the Joint Collateral Agent shall not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless the Company or any Secured Party, jointly or severally, has provided to the Joint Collateral Agent security or indemnity, which the Joint Collateral Agent, in its reasonable discretion, deems sufficient against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.

     Section 2.6 RESIGNATION OR REMOVAL OF JOINT COLLATERAL AGENT. Subject to the appointment and acceptance of a successor Joint Collateral Agent as provided below, (i) the Joint

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Collateral Agent may resign at any time by giving not less than thirty (30)
days' notice thereof to each Representative and the Company and (ii) the Joint Collateral Agent may be removed at any time with or without cause by the Controlling Representative. Upon any such resignation or removal referred to in clauses (i) and (ii) of the preceding sentence, the Controlling Representative shall have the right to appoint a successor Joint Collateral Agent, which Joint Collateral Agent shall be reasonably acceptable to the other Representatives and, unless an Event of Default shall have occurred and be continuing, the Company. If no successor Joint Collateral Agent shall have been so appointed by the Controlling Representative and shall have accepted such appointment within thirty (30) days after the retiring Joint Collateral Agent's giving of notice of resignation or the Controlling Representative' removal of the retiring Joint Collateral Agent as provided hereunder, then the retiring Joint Collateral Agent may, on behalf of the Secured Parties, petition a court of competent jurisdiction for a successor or it may appoint a successor Joint Collateral Agent, which shall be a bank or trust company (a) acceptable to the Controlling Representative and the other Representatives, (b) having a combined capital and surplus of at least $100,000,000, (c) having offices in New York, New York, and
(d) unless an Event of Default has occurred and is continuing, reasonably acceptable to the Company. Upon the acceptance of any appointment as Joint Collateral Agent hereunder by a successor Joint Collateral Agent, (i) such successor Joint Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Joint Collateral Agent, and the retiring Joint Collateral Agent shall be discharged from its duties and obligations hereunder, and (ii) the retiring Joint Collateral Agent shall promptly transfer all Collateral within its possession or control to the possession or control of the successor Joint Collateral Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Joint Collateral Agent in respect of the Collateral to the successor Joint Collateral Agent. After any retiring Joint Collateral Agent's resignation, removal or replacement hereunder as Joint Collateral Agent, the provisions of this ARTICLE 2 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Joint Collateral Agent. Upon any such resignation or removal, the former Joint Collateral Agent shall take all steps necessary to assign the Collateral to the successor Joint Collateral Agent.

     Section 2.7    AUTHORIZATION; RELEASE OF LIENS; AMENDMENT.

             (a) The Joint Collateral Agent is hereby authorized by each of the other Secured Parties to execute, deliver and perform each of the Security Documents and the Intercreditor Agreement and each of the Secured Parties agrees to be bound by all of the agreements of the Joint Collateral Agent contained in, and all of the other terms and conditions of, the Security Documents and the Intercreditor Agreement.

             (b) Upon notification to the Joint Collateral Agent by the Trustee that the Company has complied with the conditions specified in Sections 14.04(a)(1), (2) or (3) of the Indenture, the Joint Collateral Agent shall execute such documents as the Company may reasonably request to acknowledge that the Note Liens no longer secure the Note Obligations; provided, however, that in such event the Note Liens will continue to secure the Parity Lien Obligations, if any. Upon notification to the Joint Collateral Agent by any Parity Lien Representative that its respective Parity Lien Obligations have been indefeasibly paid in full or otherwise discharged in full, the Joint Collateral Agent shall execute such documents as the

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Company may reasonably request to acknowledge that the Note Liens no longer secure such Parity Lien Obligations; provided, however, that in such event the Note Liens will continue to secure the Note Obligations and any other Parity Lien Obligations, if any. With respect to any disposition of Collateral by the Company or one of its Subsidiaries in a transaction contemplated by Section 14.04(a)(4) of the Indenture, upon notification to the Joint Collateral Agent by the Trustee that the Company has complied with the conditions specified in Sections 14.04(a)(4) and notification by any Parity Lien Representative that such disposition is also authorized by all applicable Credit Documents with respect to Parity Liens, then the Joint Collateral Agent shall execute such documents as the Company may reasonably request to acknowledge the release of the Note Lien with respect to such Collateral. With respect to releases contemplated by Sections 14.04(a)(5) or (6) of the Indenture, upon notification to the Joint Collateral Agent by the Trustee that the conditions specified in Sections 14.04(a)(5) or (6) have been satisfied and notification by any Parity Lien Representative that such disposition is also authorized in accordance with all applicable Parity Lien Credit Documents (including any vote required thereunder), then the Joint Collateral Agent shall execute such documents as the Company may reasonably request to acknowledge the release of the Note Lien with respect to applicable Collateral.

             (c) In giving any such instructions to the Joint Collateral Agent, the Trustee may rely on the documents provided pursuant to Section 14.04(b) of the Indenture and any Parity Lien Representative may rely on any similar documents provided pursuant to similar requirements of any Parity Lien Credit Document. Except as specified in clause (b) above, the Joint Collateral Agent will not execute documents to evidence the release or otherwise consent to the release of any of the Note Liens.

             (d) For the avoidance of doubt, nothing in this SECTION 2.7 or elsewhere in this Agreement, the Intercreditor Agreement, the Indenture, any Security Document or any Credit Document with respect to any Parity Liens shall limit the operation of the collateral release provisions under the Indenture or any Credit Document with respect to any Note Liens with respect to any item of Collateral that pursuant to the Indenture or any Credit Documents with respect to any Parity Liens are to be released without the consent of any Secured Party.

             (e) Except as otherwise provided in Section 9.01 of the Indenture, the Joint Collateral Agent shall not otherwise amend or supplement or consent to the amending or supplementing of this Agreement, any other Security Documents or the Intercreditor Agreement unless the Trustee and, if applicable, any Parity Lien Representative shall have notified the Joint Collateral Agent in writing that the requirements of Section 12.04 of the Indenture shall have been satisfied.

                                   ARTICLE 3.
                        ADMINISTRATION OF THE COLLATERAL

          The Joint Collateral Agent shall hold the Collateral and any Lien thereon for the benefit of the Secured Parties pursuant to the terms of this Agreement, the Security Documents and the Intercreditor Agreement. The Joint Collateral Agent shall administer, or direct the administration of, the Collateral in the manner contemplated by the Security Documents, the

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Intercreditor Agreement and herein. The Joint Collateral Agent shall exercise such rights and remedies with respect to the Collateral as are granted to it under the Security Documents, the Intercreditor Agreement and applicable law. The Joint Collateral Agent may deem and treat the Representatives as the sole persons having rights hereunder, under the Intercreditor Agreement or under the Security Documents. The rights of individual holders of Notes to direct the Trustee and the rights of the holders of any Parity Lien Debt to direct the applicable Parity Lien Representative shall be governed by the Indenture and the terms of any indenture or other agreement governing Parity Lien Debt; however, in no circumstances shall such holders have the right to control the Joint Collateral Agent other than through its Representative.

                                   ARTICLE 4.
                             APPLICATION OF PROCEEDS

          Following the occurrence of an Event of Default the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant to the Security Documents, and any other cash at the time of such collection, sale or other realization held by or on behalf of the Joint Collateral Agent under the Security Documents or this ARTICLE 4, shall be applied by the Joint Collateral Agent in the following order or priority and, with the exception of CLAUSE (1) below, shall be based upon information furnished to the Joint Collateral Agent by the appropriate Representative:

          (1) FIRST, to the payment of (a) all reasonable costs and expenses relating to the sale of the Collateral and the collection of all amounts owing hereunder, including reasonable attorneys' fees and disbursements and the reasonable compensation of the Joint Collateral Agent for services rendered in connection therewith or in connection with any proceeding to sell if a sale is not completed, in each case, whether arising hereunder or under the Security Documents, (b) all charges, expenses and advances incurred or made by the Joint Collateral Agent in order to protect the Liens of the Security Documents or the security afforded thereby, and (c) all liabilities (including those specified in clauses (a) and (b) immediately above) incurred by the Joint Collateral Agent regardless of whether such liabilities arise out of the sale of Collateral or the collection of amounts owing hereunder, together with interest thereon at the rate per annum equal to the Default Rate, computed on the basis of the actual number of days elapsed and a year of 360 days;

          (2) SECOND, to the respective Representatives to be distributed to the Secured Parties Equally and Ratably as provided in Section 12 of the Indenture which is incorporated herein by reference; and

          (3) THIRD, upon payment in full of all Secured Obligations, to the Company or other applicable Obligor, or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this ARTICLE 4, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including, without limitation, any cash, securities and other property received under any reorganization, liquidation or adjustment of indebtedness of the Company or any other issuer of or obligor on any of the Collateral.

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                                   ARTICLE 5.
                                  PARITY LIENS

          By accepting the benefits hereof or of any Security Document, each Representative and each Secured Party expressly agrees to be bound by all of the terms, provisions and conditions contained in each Security Document and the provisions of Article 12 and Article 13 of the Indenture (including, without limitation, the provisions relating to Equal and Ratable ranking of Liens).

                                   ARTICLE 6.
                                     JOINDER

          Each of the Parties hereto acknowledges that the holders of any Parity Lien Indebtedness shall cause their Parity Lien Representative to execute a Joinder Agreement and upon receipt by the Joint Collateral Agent of the Documents specified in Section 12.01 of the Indenture in form and substance reasonably satisfactory to the Joint Collateral Agent, the Joint Collateral Agent shall countersign such Joinder Agreement whereupon such Parity Lien Representative on behalf of itself and such holders shall be entitled to the benefits of this Agreement, the Intercreditor Agreement and the Security Documents.

                                   ARTICLE 7.
                                  MISCELLANEOUS

     Section 7.1 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. The Company may not assign or otherwise transfer any of its rights or obligations under this Agreement.

     Section 7.2 DELAY AND WAIVER. No failure on the part of any Secured Party or any of its nominees or representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall impair any such right, power or remedy of the Secured Parties or their nominees or representatives nor shall it operate as a waiver thereof; nor shall any single or partial exercise by any Secured Party or any of its nominees or representatives of any right, power or remedy hereunder preclude any other or future exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

     Section 7.3    COSTS AND EXPENSES; INDEMNITY.

          (a) The Company agrees to pay to the Joint Collateral Agent from time to time upon demand, all reasonable fees, costs and expenses of the Joint Collateral Agent (including, without limitation, the reasonable fees and disbursements of counsel) (A) arising in connection with the preparation, execution, delivery, modification and termination of each Security Document and the Intercreditor Agreement or the enforcement of any of the provisions hereof or thereof, (B) incurred or required to be advanced in connection with the sale or other disposition of any Collateral pursuant to any Security Document or the Intercreditor Agreement and the preservation, protection or defense of the Joint Collateral Agent's rights under the

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Security Documents and the Intercreditor Agreement and in and to the Collateral
or (C) in connection with any action taken pursuant to Section 2.4 hereof.

          (b) The Obligors shall jointly and severally indemnify the Joint Collateral Agent for, and hold it harmless against, any and all claims, demands, expenses (including but not limited to reasonable compensation, disbursements and expenses of the Joint Collateral Agent's agents and counsel), losses (other than lost profits) or liabilities incurred by it without negligence, bad faith or willful misconduct on its part, in any way arising out of or in connection with the acceptance and administration of this Collateral Agency Agreement and its rights or duties hereunder or under any other Collateral Document. The Joint Collateral Agent shall notify the Company promptly of any claim asserted against the Joint Collateral Agent for which it may seek indemnity. The Company need not pay for any settlement made without its written consent. The Company need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Collateral Agent through its gross negligence, bad faith or willful misconduct.

     Section 7.4 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed (a) in the case of parties to this agreement on the date hereof, as follows and (b) in the case of any Parity Lien Representative, as specified in the related Joinder Agreement.

          If to the Joint Collateral Agent:

               HSBC Bank USA
               452 5th Avenue
               New York, New York  10018-2706
               212-525-1398
               Attn:  Deirdre N. Ross, Issuer Services

          If to the Trustee:

               Wells Fargo Bank Minnesota, National Association
               213 Court Street, Suite 703
               Middletown, CT 06457
               860-704-6216
               Attn: Robert Reynolds, Vice President

          If to the Company:

               Hexcel Corporation
               Two Stamford Plaza
               281 Tressler Boulevard
               Stamford, CT 06901
               203-358-3972

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               Attn: Ira Krakower, General Counsel

          Any party may hereafter notify the other parties hereto of a change in its notice address.

     Section 7.5 HEADINGS. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

     Section 7.6 COUNTERPARTS. This Agreement may be executed in one or more duplicate counterparts and when signed by all of the parties listed below shall constitute a single binding agreement.

     Section 7.7 GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York of the United States of America and shall for all purposes be governed by and construed in accordance with the laws of such state without regard to the conflict of law rules thereof other than Section 5-1401 of the New York General Obligations Law.

     Section 7.8 CONSENT TO JURISDICTION. Any legal action or proceeding by or against any party hereto with respect to or arising out of this Agreement may be brought in or removed to the courts of the State of New York, in and for the County of New York, or of the United States of America for the Southern District of New York. By execution and delivery of this Agreement, the Company accepts, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts for legal proceedings arising out of or in connection with this Agreement and irrevocably consents to receive service of process at the address set forth in Section 7.4 of this Agreement. Nothing herein shall affect the right to serve process in any other manner permitted by law or any right to bring legal action or proceedings in any other competent jurisdiction, including judicial or non-judicial foreclosure of real property interests which are part of the Collateral. Each party hereto hereby waives any right to stay or dismiss any action or proceeding under or in connection with this Agreement or any other Security Document brought before the foregoing courts on the basis of forum non-conveniens or improper venue.

     Section 7.9 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE OTHER PARTIES HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES TO ENTER INTO THIS AGREEMENT.

     Section 7.10 ENTIRE AGREEMENT. This Agreement and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect to the subject matter hereof. In the event of any conflict between the terms, conditions and provisions

                                       10
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of this Agreement and any such agreement, document or instrument, the terms, conditions and provisions of this Agreement shall prevail.

     Section 7.11 SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision with a view to obtaining the same commercial effect as this Agreement would have had if such provision had been legal, valid and enforceable.

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                                       11
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          IN WITNESS WHEREOF, the parties hereto have caused this Collateral
Agency Agreement to be executed by their respective officers or representatives hereunto duly authorized as of the day and year first above written.

                              HEXCEL CORPORATION
                              as Company


                              By: /s/ Stephen C. Forsyth
                                  --------------------------------------
                                  Name:  Stephen C. Forsyth
                                  Title: Executive Vice President
                                         and Chief Financial Officer


                              HSBC BANK USA
                              as Joint Collateral Agent

                              By: /s/ Deirdra N. Ross
                                  --------------------------------------
                                  Name: Deirdra N. Ross
                                  Title: Assistant Vice President


                              WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION
                              as Trustee

                              By: /s/ Frank Mcdonald
                                  --------------------------------------
                                  Name: Frank McDonald
                                  Title: Vice President